UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-00116

The Investment Company of America

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Vincent P. Corti

The Investment Company of America

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

Copies to:

Eric A. S. Richards

O’Melveny & Myers LLP

400 South Hope Street, 10th Floor

Los Angeles, California 90071

(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

The right choice for the long term ®

ICA The Investment
Company of America®

Special feature

New challenges,
enduring strengths

▶ See page 8

Annual report for the year ended December 31, 2012

ICA seeks long-term growth of capital and income, placing greater emphasis on the potential for capital appreciation and future dividends than on current yield.

The Investment Company of America is one of more than 40 funds offered by American Funds, which is one of the nation’s largest mutual fund families. For more than 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

See page 4 for Class A share results with relevant sales charges deducted. Results for other share classes can be found on page 3.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of January 31, 2013, reflecting the 5.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 1.78%.

Investing outside the United States may be subject to risks such as currency fluctuations, political instability, differing securities regulations and periods of illiquidity. Global diversification can help reduce these risks. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

2012 results at a glance

Year ended December 31, 2012 (with all distributions reinvested)

	ICA (Class A shares)	Standard & Poor’s 500 Composite Index*
Income return	2.68%	2.51%
Capital return	12.92	13.48
Total return	15.60%	15.99%

* The S&P 500 is unmanaged and, therefore, has no expenses.

Dividends and capital gain distribution paid in 2012

	Per share	Payment date
Income dividends	$0.13	March 14
	0.13	June 8
	0.13	Sept. 14
	0.33	Dec. 21
	$0.72
Capital gain distribution	$0.42	Dec. 21

Expense ratios and portfolio turnover rates1

Year ended December 31, 2012

	Expense ratio	Portfolio turnover rate
ICA	0.62%	21%
Industry average[2]	1.16%	50%

1	The expense ratio is the annual percentage of net assets used to pay fund expenses. The ratio shown is for Class A shares as of the prospectus dated March 1, 2013 (unaudited). The portfolio turnover rate is a measure of how often securities are bought and sold by a fund.
2	Lipper Growth & Income Funds Average (industry average expense ratio based on statistics for front-end load funds, excluding funds of funds, for the most recent fiscal year-ends available as of 12/31/12).

Fellow investors:

As The Investment Company of America marks its 79th anniversary, our overarching philosophy of “invest for the long term” has never been more relevant. Over the course of the fiscal year, lingering investor pessimism and negative headlines centering on several macroeconomic issues in the U.S., Europe, and China could have tempted an investor into selling equities. However, that investor would have lost out on a year of solid gains.

The Investment Company of America rose 15.6% for the 12-month period ended December 31, 2012, with all distributions reinvested, while the unmanaged Standard & Poor’s 500 Composite Index, a broad measure of the U.S. stock market, had a 16.0% total return for the year.

Of course, one year does not tell a full enough story for the fund’s investors. Longer periods of time are a better measure, as illustrated with the chart beginning on page 4. The last 20 years have been quite interesting as we have experienced the ups and downs of both the Internet bubble (1998–2000) and the financial crisis (2008–2009). Over that period, ICA posted an average annual total return of 8.6% compared with 8.2% by the S&P 500. Over its 79-year history, ICA had an average annual total return of 12.0% compared with 10.6% for the S&P 500.

Market strength through mixed indicators

The year 2012 was boosted early on by strong corporate earnings and progress in resolving the European debt crisis, which contributed to a global rally in equities and a double-digit first quarter rise in the S&P 500.

In May, stocks retreated amid sluggish economic data in the U.S., fears about a “hard landing” in China and a renewal of concern about Europe, centered on Spanish banks.

The equity markets resumed their climb in June as they were aided by improvements in U.S. housing and unemployment rates, and supportive measures by major central banks. The Federal Reserve announced another round of quantitative easing to hold interest rates near zero, and the European Central Bank pledged to buy back unlimited amounts of debt from struggling EU nations.

In the fourth quarter, uncertainty surrounding the elections and the combination of austerity measures, coined the “fiscal cliff,” weighed on the S&P 500 during the final three months.

In this report

Special feature

8	New challenges, enduring strengths

Contents

1	Letter to investors

3	The value of a long-term perspective

14	Summary investment portfolio

18	Financial statements

34	Board of trustees and other officers

On the cover A bald eagle soars above a mountainscape in the Pacific Northwest.

The Investment Company of America	1

Portfolio review

In a robust year for U.S. equities, nine of ICA’s top-10 holdings gained in stock price. Among the most significant contributors to fund results were health care holdings, which demonstrated the benefits of stock selection. Amgen, the fund’s fifth-largest holding, gained 34.4%; Abbott Laboratories, the seventh-largest holding, was up 16.5%; and biotech company Gilead Sciences, the fund’s eighth-largest holding, rose 79.5%.

Consumer discretionary holdings also buoyed fund results. This was highlighted by General Motors, the fund’s fourth-largest holding, which gained 42.2% and by Home Depot, which was up 47.1%.

ICA had significant industry concentration in information technology, in which holdings were a mixed bag but helped on an absolute basis. The two largest positions were Microsoft, which was up 3.0%, and Oracle, which rose 29.9%.

ICA also had a significant industry exposure to energy. Schlumberger, a U.S.-based oil-field services and equipment manufacturer, rose 1.4%, and third-largest holding Royal Dutch Shell lost 6.2%. Overall, energy holdings were a relative drag on results.

A low exposure to financial stocks, some of which made substantial gains this year, somewhat detracted — in relative terms — from fund results. Part of this lower industry concentration is due to the fact that many of the major U.S. banks cut their dividends after the financial crisis and still do not pay a meaningful dividend.

In the long run, international flexibility has been beneficial to ICA, however, this was not the case for this fiscal year. In particular, a couple of energy companies not domiciled in the U.S. were a drag on results. In addition to Royal Dutch Shell, BP also declined, by 3.0%. Going forward, we still believe that fund shareholders can benefit from our firm’s outstanding global research and a touch of international flexibility.

Concerns about macroeconomic and fiscal issues are reflected in our cash levels, which represented 8.7% of the fund’s net assets. The fund’s cash holdings serve as a buffer in volatile times and some of our portfolio counselors feel it is prudent to maintain cash in this environment. But such holdings were a drag in the broadly positive year for equities.

A look ahead

Continued volatility in stock markets would not be surprising. The core structural debt issues in the U.S. and Europe are long term in nature, so we will continue to grind against these problems. There may be “tough medicine” solutions that could destabilize the market in the short term but strengthen it in the long term. Or, we may see more “kick the can down the road” approaches. Global markets will be evaluating trajectories over the long term — not just the short term — to determine whether the financial issues are improving or not.

We firmly believe that ICA’s commitment to growth and income investing, and to fundamental research, should continue to provide superior returns over the long term. These are cornerstones to our unique approach to investing that has stood the test of time for 79 years and counting. We thank you for your trust in The Investment Company of America and look forward to reporting about the fund in the years ahead.

Sincerely,

James B. Lovelace
Vice Chairman

Donald D. O’Neal
President

February 6, 2013

For current information about the fund, visit americanfunds.com.

2	The Investment Company of America

The value of a long-term perspective (1934 to 2012) Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on a $10,000 investment.* Thus, the net amount invested was $9,425.† Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com. This chart illustrates a hypothetical $10,000 investment in The Investment Company of America over the past 79 years, from January 1, 1934, through December 31, 2012, showing the high, low and closing values for each year. The figures in the table below the chart include the fund’s total return for each of those years. As you look through the table, you will see that the fund’s total return can fluctuate greatly from year to year. In some years, it was well into double digits. In other years, the fund had a negative return. Over the entire period, a $10,000 investment in the fund, with all dividends reinvested, would have grown to $73,628,532, compared with $28,967,727 in Standard & Poor’s 500 Composite Index. You can use this table to estimate how the value of your own holdings has grown. Let’s say, for example, that you have been reinvesting all of your dividends and want to know how your investment has done since the end of 2002. At that time, the value of the investment illustrated here was $38.7 million. Since then, it has increased to $73.6 million. Thus, in the same period, the value of your 2002 investment — regardless of size — has also increased. *As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.†The maximum initial sales charge was 8.5% prior to July 1, 1988.

Year ended December 31	1934	1935	1936	1937	1938	1939	1940	1941	1942	1943	1944	1945	1946	1947	1948	1949	1950	1951
Year-by-year summary of results (dollars in thousands)
Dividends reinvested	—	—	$0.4	1.0	0.2	0.5	0.9	1.3	1.2	1.1	1.2	1.2	1.8	2.4	2.7	2.7	3.2	3.4
Value at year-end	$11.8	21.6	31.6	19.4	24.8	25.0	24.4	22.6	26.4	35.0	43.2	59.1	57.7	58.2	58.4	63.9	76.6	90.3
Dividends in cash	—	—	$0.4	1.0	0.2	0.5	0.8	1.1	1.0	0.9	0.9	0.9	1.3	1.7	1.8	1.7	1.9	2.0
Value at year-end	$11.8	21.6	31.0	18.3	23.2	22.9	21.5	18.8	20.9	26.9	32.1	42.9	40.7	39.3	37.7	39.4	45.2	51.2
Annual percentage returns assuming dividends reinvested
Income return	0.0%	0.0	1.8	3.2	0.9	2.2	3.6	5.2	5.3	4.2	3.5	2.8	3.0	4.2	4.6	4.6	4.9	4.4
Capital return	18.2%	83.1	44.0	(41.7)	26.7	(1.4)	(6.0)	(12.6)	11.5	28.6	19.8	34.0	(5.4)	(3.3)	(4.2)	4.8	14.9	13.4
ICA total return	18.2%	83.1	45.8	(38.5)	27.6	0.8	(2.4)	(7.4)	16.8	32.8	23.3	36.8	(2.4)	0.9	0.4	9.4	19.8	17.8
Fund expenses[3]	0.94%	1.13	1.19	1.53	1.89	2.02	1.88	1.95	2.13	1.72	1.45	1.06	0.98	1.10	1.08	0.96	1.01	0.93

The results shown are before taxes on fund distributions and sale of fund shares.

The S&P 500 is unmanaged and, therefore, has no expenses.

The Investment Company of America	3

Average annual total returns based on a $1,000 investment (for periods ended December 31, 2012)* 1 year 5 years 10 years Class A shares 8.96% –0.30% 6.01% *Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge. The total annual fund operating expense ratio is 0.62% for Class A shares as of the prospectus dated March 1, 2013 (unaudited). Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

1952	1953	1954	1955	1956	1957	1958	1959	1960	1961	1962	1963	1964	1965	1966	1967	1968	1969	1970	1971	1972	1973

3.5	3.9	4.1	5.1	5.6	6.2	6.5	7.0	8.1	8.4	9.1	9.6	10.7	12.1	15.5	18.4	22.6	25.3	27.3	28.6	29.9	33.4
101.3	101.7	158.9	199.2	220.6	194.4	281.5	321.4	336.0	413.6	358.8	440.9	512.6	650.7	657.1	846.9	990.6	884.8	908.0	1,062.7	1,231.1	1,024.1
2.0	2.1	2.1	2.6	2.7	3.0	3.0	3.2	3.6	3.6	3.8	3.9	4.3	4.7	5.9	6.9	8.3	9.0	9.4	9.6	9.7	10.6
55.3	53.4	80.8	98.5	106.3	90.9	128.0	142.9	145.6	175.4	148.2	177.8	202.3	251.6	248.0	312.5	356.6	309.6	307.4	349.7	394.7	317.9

3.9	3.9	4.0	3.2	2.8	2.8	3.4	2.5	2.5	2.5	2.2	2.7	2.4	2.4	2.4	2.8	2.7	2.6	3.1	3.1	2.8	2.7
8.3	(3.5)	52.1	22.2	8.0	(14.7)	41.4	11.7	2.0	20.6	(15.4)	20.2	13.9	24.5	(1.4)	26.1	14.3	(13.3)	(0.5)	13.9	13.1	(19.5)
12.2	0.4	56.1	25.4	10.8	(11.9)	44.8	14.2	4.5	23.1	(13.2)	22.9	16.3	26.9	1.0	28.9	17.0	(10.7)	2.6	17.0	15.9	(16.8)
0.81	0.85	0.88	0.86	0.80	0.76	0.68	0.64	0.62	0.59	0.61	0.59	0.58	0.57	0.52	0.50	0.49	0.48	0.55	0.51	0.49	0.47

1	Includes dividends of $22,258,771 and capital gain distributions of $33,096,127 reinvested in the years 1936 to 2012.

4	The Investment Company of America

Value added by reinvestment of dividends

1974	1975	1976	1977	1978	1979	1980	1981	1982	1983	1984	1985	1986	1987	1988	1989	1990	1991	1992	1993	1994	1995

52.2	49.8	46.4	49.8	56.0	70.0	91.3	115.9	146.1	147.2	160.4	174.9	203.8	267.5	318.7	370.8	406.3	320.4	357.8	374.4	407.2	450.1
840.3	1,137.7	1,474.4	1,436.4	1,647.5	1,963.3	2,380.2	2,401.1	3,212.0	3,859.7	4,117.2	5,491.9	6,685.7	7,049.2	7,989.3	10,338.6	10,409.0	13,171.9	14,092.3	15,729.4	15,753.9	20,578.7
15.9	14.3	12.8	13.3	14.4	17.3	21.7	26.4	31.6	30.3	31.7	33.2	37.3	47.5	54.4	60.7	64.1	48.7	53.0	54.0	57.3	61.7
245.5	317.7	398.1	374.3	414.4	475.7	552.2	530.9	670.6	774.5	792.0	1,017.9	1,200.5	1,220.9	1,327.4	1,652.8	1,598.8	1,969.9	2,052.2	2,234.2	2,180.6	2,779.7

5.1	5.9	4.1	3.4	3.9	4.2	4.7	4.9	6.1	4.6	4.2	4.2	3.7	4.0	4.5	4.6	3.9	3.1	2.7	2.7	2.6	2.9
(23.0)	29.5	25.5	(6.0)	10.8	15.0	16.5	(4.0)	27.7	15.6	2.5	29.2	18.0	1.4	8.8	24.8	(3.2)	23.4	4.3	8.9	(2.4)	27.7
(17.9)	35.4	29.6	(2.6)	14.7	19.2	21.2	0.9	33.8	20.2	6.7	33.4	21.7	5.4	13.3	29.4	0.7	26.5	7.0	11.6	0.2	30.6
0.49	0.48	0.46	0.49	0.49	0.47	0.46	0.45	0.46	0.44	0.47	0.43	0.41	0.42	0.48	0.52	0.55	0.59	0.58	0.59	0.60	0.60

2	Includes reinvested capital gain distributions of $4,414,496, but does not reflect income dividends of $2,870,929 taken in cash.

The Investment Company of America	5

Average annual returns for 79 years (1/1/34–12/31/12)* Income return 3.1% Capital return 8.8% Total return 11.9% *Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012

480.1	510.3	584.1	651.8	743.4	804.1	833.3	864.3	887.4	1,196.3	1,364.6	1,319.3	1,466.7	1,264.7	1,272.4	1,345.5	1,707.1
24,560.6	31,881.2	39,193.5	45,682.2	47,435.2	45,258.6	38,709.1	48,891.6	53,674.5	57,361.4	66,504.4	70,456.8	45,983.8	58,481.1	64,830.6	63,692.5	73,628.51
64.3	67.0	75.4	82.8	93.0	99.0	100.7	102.2	103.0	136.3	152.1	144.0	156.9	131.5	129.2	133.8	166.1
3,247.9	4,142.7	5,008.2	5,748.5	5,875.5	5,507.5	4,616.9	5,713.5	6,163.0	6,446.5	7,313.2	7,601.9	4,835.7	5,986.9	6,496.8	6,249.9	7,055.02

2.3	2.1	1.8	1.7	1.6	1.7	1.8	2.2	1.8	2.2	2.4	2.0	2.1	2.8	2.2	2.0	2.7
17.0	27.7	21.1	14.9	2.2	(6.3)	(16.3)	24.1	8.0	4.7	13.5	3.9	(36.8)	24.4	8.7	(3.8)	12.9
19.3	29.8	22.9	16.6	3.8	(4.6)	(14.5)	26.3	9.8	6.9	15.9	5.9	(34.7)	27.2	10.9	(1.8)	15.6
0.59	0.56	0.55	0.55	0.56	0.57	0.59	0.59	0.57	0.57	0.57	0.56	0.59	0.66	0.61	0.61	0.62

3	Fund expense percentages do not reflect a fee waiver and are provided as additional information. They should not be subtracted from any other figure on the table because all fund results already reflect their effect.

6	The Investment Company of America

Other share class results	unaudited

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

			10 years/
Average annual total returns for periods ended December 31, 2012:	1 year	5 years	Life of class[1]
Class B shares[2]
Reflecting applicable contingent deferred sales charge (CDSC), maximum of 5%, payable only if shares are sold within six years of purchase	9.74%	–0.26%	5.98%
Not reflecting CDSC	14.74	0.11	5.98
Class C shares
Reflecting CDSC, maximum of 1%, payable only if shares are sold within one year of purchase	13.70	0.07	5.76
Not reflecting CDSC	14.70	0.07	5.76
Class F-1 shares[3]
Not reflecting annual asset-based fee charged by sponsoring firm	15.58	0.85	6.59
Class F-2 shares[3] — first sold 8/1/08
Not reflecting annual asset-based fee charged by sponsoring firm	15.86	—	4.32
Class 529-A shares[4]
Reflecting 5.75% maximum sales charge	8.84	–0.39	5.92
Not reflecting maximum sales charge	15.47	0.80	6.55
Class 529-B shares[2,4]
Reflecting applicable CDSC, maximum of 5%, payable only if shares are sold within six years of purchase	9.58	–0.37	5.84
Not reflecting CDSC	14.58	0.00	5.84
Class 529-C shares[4]
Reflecting CDSC, maximum of 1%, payable only if shares are sold within one year of purchase	13.59	0.01	5.68
Not reflecting CDSC	14.59	0.01	5.68
Class 529-E shares[3,4]	15.23	0.53	6.23
Class 529-F-1 shares[3,4]
Not reflecting annual asset-based fee charged by sponsoring firm	15.74	1.02	6.69

1	Applicable to Class F-2 shares only. All other share classes reflect 10-year results.
2	These shares are not available for purchase.
3	These shares are sold without any initial or contingent deferred sales charge.
4	Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

For information regarding the differences among the various share classes, refer to the fund prospectus.

The Investment Company of America	7

New challenges,
enduring strengths

8	The Investment Company of America

Financial systems and economies around the world are still stressed from the global financial crisis, as demonstrated in the U.S. by high unemployment rates and by short-term interest rates close to zero. These symptoms of stress reveal that the U.S. economy has not yet healed. Yet, as the country navigates this sluggish recovery and hopefully regains full strength, there are many positive aspects worth highlighting. “Strong cash flows characterized corporate America in 2012, and profits are at record levels,” says Jim Lovelace, vice chairman of the fund and a portfolio counselor.

Signs of recovery in the housing market and auto industry, two of the hardest hit sectors, have become apparent as contracts to buy previously-owned homes continue to rise and auto sales closed the year on an upswing. ICA was able to participate in some of this growth. “There were plenty of gains to enjoy in 2012,” adds Jim, “and there remains no lack of investment opportunities going forward.”

We’ve seen difficult economic cycles before

ICA has experienced its share of difficult investment cycles before, and while there might be some precedent, the current challenges have not come together this particular way before. ICA’s record begins in 1934, the middle of the Great Depression. The fund generated decent returns1 during that challenging period and its record of consistency has persisted through many difficult cycles since.

Some of the pessimism in 2012 might have been unnecessarily high. A presidential election year is often perceived as more volatile and negative than an average year, but it typically is not. In fact, dating back to 1936, presidential election years have averaged an annual increase of 10.6%. Of those 20 elections, the market experienced only three negative years. ICA’s portfolio counselors, with an average of 24 years of investment experience,2 have the benefit of having invested throughout many elections and can weigh investor pessimism accordingly.

1	For the fiscal years of 1934–1939, ICA’s returns were 25.4%, 83.1%, 45.8%, –38.5%, 27.6% and 0.8% respectively. Returns do not reflect any sales charges.
2	As of 12/31/12.

The Investment Company of America	9

The U.S. remains well-positioned in global markets, is very innovative and has a lot of flexibility, so there are plenty of reasons to be excitedabout the U.S. economy.

The equity results for the year may indicate, in part, that the United States has enacted some policies better than most countries. The Federal Reserve has kept borrowing rates down and continued the bond-buying program of quantitative easing, which some believe has helped stave off a double-dip recession. Nevertheless, there are long-term debt issues that need a more substantial fix over a longer period of time. For the first time since World War II, the U.S. national debt has exceeded 100% of total annual U.S. gross domestic product (GDP).

Some believe the fiscal cliff deal by the U.S. Congress delayed progress toward a more permanent solution that would make the federal government’s finances sustainable. The compromise was one that met the least resistance — it raised most of the tax revenue from wealthy people and postponed most of the scheduled spending cuts. The concern is that high levels of government debt and deficits, if unaddressed, might have a long-term effect on the economy and create a drag on the financial markets.

While there may be theoretical differences about the effect of debt and deficits on the economy, there is broad consensus that pro-growth policies are the best remedy to bring the unemployment rate down, boost the U.S. financial system and get the economy running again. As consumption picks up, businesses will respond to consumer demand and will invest to keep up, creating jobs and buoying the economy.

Given where the economy stands in this current cycle, ICA’s portfolio counselors are still able to identify and invest in many solid companies with favorable valuations. The U.S. remains well-positioned in global markets, is very innovative and has a lot of flexibility, so there are plenty of reasons to be excited about the U.S. economy.

The importance of growing dividends

In this volatile but recovering economic environment, a dividend is once again showing itself to be an important factor in total return. “It gets masked in years when stocks are up significantly,” explains Jim, “but in years when returns are flat, the dividend becomes more critical.” A stock’s dividend generates income over the long term that helps to improve total return, manage risk and lessen volatility.

10	The Investment Company of America

Myth: Paying dividends signals a stock is overvalued

Fact: Steady dividend growers strongly outperform over time

Returns of S&P 500 stocks by dividend policy

Returns based on monthly equal-weighted geometric average of total returns of S&P 500 component stocks, with components reconstituted monthly. Equal-weighted geometric average calculates a constant return for each period rather than a compounded average which would consider the amount invested in the funds per period.

$5,000
1,000
100
10
'79
'80
'81
'82
'83
'84
'85
'86
'87
'88
'89
'90
'91
'92
'93
'94
'95
'96
'97
'98
'99
'00
'01
'02
'03
'04
'05
'06
'07
'08
'09
'10
'11
'12
Percent gain per annum
Dividend growers & initiators 9.1%
All dividend-paying stocks 8.3
Dividend payers with no change in dividends 6.8
S&P 500 Geometric Equal-Weighted Total Return Index 6.8
Non-dividend-paying stocks 1.2
Dividend cutters or eliminators –1.2

Year ended December 31

Source: Ned Davis Research, Inc.

Copyright 2013 Ned Davis Research, Inc. Further distribution prohibited without prior permission. All Rights Reserved.

See NDR Disclaimer at www.ndr.com/copyright.html. For data vendor disclaimers refer to www.ndr.com/vendorinfo/.

The Investment Company of America	11

Dividends are an integral part of, and reinforce ICA’s commitment to, both the growth and income strategy of the fund.

“Dividends tend to be more protective in tough market environments, and are a nice discipline for managements,” says ICA president and portfolio counselor Don O’Neal. “They basically ensure that part of a company’s free cash flow goes directly to shareholders, which is additive to shareholder value through thick and thin.”

ICA is focused on companies that are growing, and on the power of a company with a growing dividend. Companies that not only pay dividends but have shown sustainable dividend increases have been very successful investments. Studies by Ned Davis Research show that during the past 40 years, the returns of companies that have raised their dividends have significantly outpaced both the returns of companies that cut dividends and the returns of companies that maintain or don’t increase dividends (please refer to the chart on page 11).

However, a company can’t just artificially grow its dividend; having the wherewithal to grow a dividend is borne out of a company’s fundamental strength. Dividends are an integral part of, and reinforce ICA’s commitment to, both the growth and income strategy of the fund.

ICA and a balanced portfolio

The ability to identify and select investments from the bottom up, company by company, has been one of ICA’s greatest sources of success over the years. The fund’s portfolio counselors thoroughly analyze each company’s fundamentals before buying shares in that company, and maintain a broadly diversified portfolio by holding assets in companies across many different industries. This helps to manage risk for our shareholders.

“You want to reflect your highest convictions, but you never own just one idea,” explains Don, “So at the individual level there’s a certain amount of diversification, but when you add in multiple portfolio counselors, the fund becomes extraordinarily well-diversified. That’s been one of our sources of strength for a long time.”

ICA’s positioning for future opportunities

Macroeconomic headwinds remain, but on an individual stock basis ICA will continue to identify attractively valued companies that the fund’s portfolio counselors believe have long-term potential. There may be a new element to the current economic landscape, but it still comes down to fundamental research and having a long-term orientation.

12	The Investment Company of America

ICA is well-positioned to seek to take advantage of these long-term investment opportunities. The GDP of the U.S. is around $15 trillion — more than one-fifth of the world’s GDP. This figure represents 315 million people needing goods and services, like cars, high-tech equipment and health care products, as well as energy to power vehicles, businesses and machinery. It’s a tremendously large opportunity, and it presents superior long-term prospects for ICA and our shareholders.

We can gain inspiration and learn lessons from the past. As some uncertainty subsides and is replaced by growing consumer, business and investor confidence, we see tremendous opportunity and potential for growth in the U.S. “We’re in this unclear period, so it becomes imperative for us to do the fundamental research and really look at companies,” says Don. “Because if the broad environment is one of uncertainty that can go either way, we need to find companies that can do well in almost any environment; that’s how we can add the most value for ICA’s shareholders.”

A wealth of experience

The Investment Company of America’s six portfolio counselors have a combined 148 years of investment experience as of December 31, 2012. The knowledge and wisdom they have accumulated over the years have helped them manage your fund through many stock market cycles.

Portfolio counselors and years of investment experience

(as of December 31, 2012)

Joyce E. Gordon	James B. Lovelace
32 years	31 years

Donald D. O’Neal	Eric Richter
27 years	21 years

C. Ross Sappenfield	Chris Buchbinder
20 years	17 years

The Investment Company of America	13

Summary investment portfolio December 31, 2012

The following summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

Industry sector diversification (percent of net assets)

Common stocks — 89.87%	Shares	Value (000)	Percent of net assets
Energy — 13.55%
Baker Hughes Inc.	12,821,000	$523,610	.92%
BP PLC[1]	136,457,810	945,484	1.92
BP PLC (ADR)	3,676,953	153,108
Chevron Corp.	7,980,000	862,957	1.51
ConocoPhillips	11,925,000	691,531	1.21
EOG Resources, Inc.	4,232,200	511,207	.89
Royal Dutch Shell PLC, Class A (ADR)	11,923,700	822,139
Royal Dutch Shell PLC, Class B1	12,150,000	430,017	2.56
Royal Dutch Shell PLC, Class B (ADR)	2,975,498	210,933
Schlumberger Ltd.	15,364,999	1,064,641	1.86
Other securities		1,532,657	2.68
		7,748,284	13.55

Materials — 4.04%
Dow Chemical Co.	42,502,000	1,373,665	2.40
Other securities		937,941	1.64
		2,311,606	4.04

Industrials — 10.72%
CSX Corp.	35,337,748	697,214	1.22
General Dynamics Corp.	14,042,800	972,745	1.70
General Electric Co.	21,875,000	459,156	.80
Illinois Tool Works Inc.	6,400,000	389,184	.68
Union Pacific Corp.	3,193,900	401,537	.70
United Parcel Service, Inc., Class B	5,365,000	395,561	.69
United Technologies Corp.	6,961,852	570,941	1.00
Waste Management, Inc.	12,616,700	425,687	.74
Other securities		1,820,097	3.19
		6,132,122	10.72

14	The Investment Company of America

Common stocks	Shares	Value (000)	Percent of net assets
Consumer discretionary — 12.09%
Amazon.com, Inc.[2]	2,885,000	$724,539	1.27%
Comcast Corp., Class A	9,273,400	346,640	1.05
Comcast Corp., Class A, special nonvoting shares	7,000,000	251,650
General Motors Co.[2]	35,490,500	1,023,191	1.79
Home Depot, Inc.	19,942,100	1,233,419	2.15
Time Warner Cable Inc.	4,362,727	424,014	.74
Time Warner Inc.	8,604,000	411,529	.72
Other securities		2,501,115	4.37
		6,916,097	12.09

Consumer staples — 11.07%
Altria Group, Inc.	33,780,000	1,061,368	1.86
Coca-Cola Co.	13,606,600	493,239	.86
CVS/Caremark Corp.	10,450,000	505,258	.88
Mondelez International, Inc.	16,090,000	409,812	.72
Philip Morris International Inc.	26,354,572	2,204,296	3.85
Other securities		1,656,873	2.90
		6,330,846	11.07

Health care — 10.92%
Abbott Laboratories	20,103,038	1,316,753	2.30
Aetna Inc.	8,763,000	405,727	.71
Amgen Inc.	16,225,000	1,400,542	2.45
Gilead Sciences, Inc.[2]	17,149,300	1,259,616	2.20
Novartis AG1	5,199,000	329,157	.68
Novartis AG (ADR)	921,556	58,334
Other securities		1,478,988	2.58
		6,249,117	10.92

Financials — 3.79%
Aon PLC, Class A	8,975,000	499,010	.87
JPMorgan Chase & Co.	10,330,000	454,210	.80
Other securities		1,212,600	2.12
		2,165,820	3.79

Information technology — 13.30%
Apple Inc.	1,290,000	687,609	1.20
Hewlett-Packard Co.	37,500,000	534,375	.94
Microsoft Corp.	56,520,500	1,510,793	2.64
Oracle Corp.	33,835,000	1,127,382	1.97
Samsung Electronics Co. Ltd.[1]	331,700	474,737	.83
Texas Instruments Inc.	24,825,000	768,085	1.34
Other securities		2,502,045	4.38
		7,605,026	13.30

Telecommunication services — 5.96%
AT&T Inc.	34,203,000	1,152,983	2.01
Sprint Nextel Corp., Series 1[2]	141,042,400	799,710	1.40
Verizon Communications Inc.	20,744,600	897,619	1.57
Other securities		558,985	.98
		3,409,297	5.96

The Investment Company of America	15

Common stocks	Shares	Value (000)	Percent of net assets
Utilities — 2.32%
Dominion Resources, Inc.	9,403,824	$487,118	.85%
Other securities		839,413	1.47
		1,326,531	2.32

Miscellaneous — 2.11%
Other common stocks in initial period of acquisition[3]		1,204,365	2.11
Total common stocks (cost: $37,393,054,000)		51,399,111	89.87

Convertible securities — 0.82%
Consumer discretionary — 0.70%
General Motors Co., Series B, 4.75% convertible preferred 2013	9,060,850	399,855	.70

Other — 0.12%
Other securities		71,110	.12
Total convertible securities (cost: $491,702,000)		470,965	.82

Bonds & notes — 0.59%	Principal amount (000
Financials — 0.13%
JPMorgan Chase & Co., Series I, junior subordinated 7.90% (undated)[4]	$62,936	71,562	.13

Telecommunication services — 0.46%
Sprint Capital Corp. 6.90% 2019	17,200	18,834	.46
Sprint Nextel Corp. 8.375%–11.50% 2017–2021	193,000	246,552
		265,386	.46
Total bonds & notes (cost: $271,138,000)		336,948	.59

Short-term securities — 8.98%
Chariot Funding, LLC 0.21% due 3/4–3/19/2013[5]	39,400	39,390	.20
Jupiter Securitization Co., LLC 0.19%–0.21% due 1/15–3/21/2013[5]	75,800	75,789
Coca-Cola Co. 0.16%–0.24% due 1/17–2/8/2013[5]	129,346	129,334	.23
Fannie Mae 0.125%–0.18% due 1/2–10/1/2013	1,286,193	1,285,967	2.25
Federal Farm Credit Banks 0.14%–0.22% due 2/25–11/21/2013	722,600	722,013	1.26
Federal Home Loan Bank 0.11%–0.22% due 1/8–9/12/2013	811,000	810,807	1.42
Freddie Mac 0.10%–0.22% due 1/7–7/8/2013	1,173,505	1,173,296	2.05
U.S. Treasury Bills 0.135%–0.193% due 1/24–9/19/2013	458,900	458,700	.80
Other securities		438,874	.77
Total short-term securities (cost: $5,133,157,000)		5,134,170	8.98
Total investment securities (cost: $43,289,051,000)		57,341,194	100.26
Other assets less liabilities		(146,250)	(.26)
Net assets		$57,194,944	100.00%

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

16	The Investment Company of America

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s holdings in affiliated companies is included in “Other securities” under the respective industry sectors in the summary investment portfolio. Further details on these holdings and related transactions during the year ended December 31, 2012, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 12/31/2012 (000)
Masco Corp.	23,258,069	—	929,000	22,329,069	$6,908	$372,002
R.R. Donnelley & Sons Co.	8,935,000	1,200,000	—	10,135,000	10,430	91,215
					$17,338	$463,217

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $4,625,307,000, which represented 8.09% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
2	Security did not produce income during the last 12 months.
3	Includes a security that has been authorized but not yet issued.
4	Coupon rate may change periodically.
5	Acquired in a transaction exempt from registration under section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $614,632,000, which represented 1.07% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

The Investment Company of America	17

Financial statements

Statement of assets and liabilities at December 31, 2012	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $42,896,157)	$56,877,977
Affiliated issuers (cost: $392,894)	463,217	$57,341,194
Cash		13,666
Receivables for:
Sales of investments	36,576
Sales of fund’s shares	136,438
Dividends and interest	87,638	260,652
		57,615,512
Liabilities:
Payables for:
Purchases of investments	180,154
Repurchases of fund’s shares	202,128
Investment advisory services	11,757
Services provided by related parties	19,552
Trustees’ deferred compensation	6,397
Other	580	420,568
Net assets at December 31, 2012		$57,194,944

Net assets consist of:
Capital paid in on shares of beneficial interest		$43,050,329
Undistributed net investment income		92,244
Net unrealized appreciation		14,052,371
Net assets at December 31, 2012		$57,194,944

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (1,897,358 total shares outstanding)

		Shares	Net asset value
	Net assets	outstanding	per share
Class A	$44,501,136	1,475,564	$30.16
Class B	551,933	18,361	30.06
Class C	1,619,901	54,084	29.95
Class F-1	1,842,176	61,178	30.11
Class F-2	769,665	25,527	30.15
Class 529-A	1,561,680	51,859	30.11
Class 529-B	81,241	2,701	30.07
Class 529-C	372,260	12,391	30.04
Class 529-E	61,350	2,042	30.05
Class 529-F-1	36,684	1,219	30.09
Class R-1	72,561	2,418	30.01
Class R-2	584,313	19,456	30.03
Class R-3	743,007	24,694	30.09
Class R-4	705,122	23,420	30.11
Class R-5	696,513	23,102	30.15
Class R-6	2,995,402	99,342	30.15

See Notes to Financial Statements

18	The Investment Company of America

Statement of operations for the year ended December 31, 2012	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $23,261; also includes $17,338 from affiliates)	$1,471,415
Interest	47,190	$1,518,605

Fees and expenses*:
Investment advisory services	139,056
Distribution services	151,505
Transfer agent services	70,924
Administrative services	10,448
Reports to shareholders	2,627
Registration statement and prospectus	570
Trustees’ compensation	1,158
Auditing and legal	150
Custodian	698
State and local taxes	287
Other	2,264	379,687
Net investment income		1,138,918

Net realized gain and unrealized appreciation on investments and currency:
Net realized gain (loss) on:
Investments (also includes $1,946 net gain from affiliates)	1,302,026
Currency transactions	(2,046)	1,299,980
Net unrealized appreciation on:
Investments	5,801,686
Currency translations	492	5,802,178
Net realized gain and unrealized appreciation on investments and currency		7,102,158
Net increase in net assets resulting from operations		$8,241,076

* Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets	(dollars in thousands)

	Year ended December 31
	2012	2011
Operations:
Net investment income	$1,138,918	$1,184,346
Net realized gain on investments and currency transactions	1,299,980	1,354,309
Net unrealized appreciation (depreciation) on investments and currency translations	5,802,178	(3,588,402)
Net increase (decrease) in net assets resulting from operations	8,241,076	(1,049,747)

Dividends and distributions paid to shareholders:
Dividends from net investment income	(1,351,622)	(1,183,860)
Distributions from net realized gain on investments	(781,791)	—
Total dividends and distributions paid to shareholders	(2,133,413)	(1,183,860)

Net capital share transactions	(3,668,713)	(5,098,241)

Total increase (decrease) in net assets	2,438,950	(7,331,848)

Net assets:
Beginning of year	54,755,994	62,087,842
End of year (including undistributed net investment income:
$92,244 and $297,149, respectively)	$57,194,944	$54,755,994

See Notes to Financial Statements

The Investment Company of America	19

Notes to financial statements

1. Organization

The Investment Company of America (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital and income, placing greater emphasis on the potential for capital appreciation and future dividends than on current yield.

The fund has 16 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and six retirement plan share classes (Classes R-1, R-2, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are further described below:

Contingent deferred sales
Share class	Initial sales charge	charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None

* Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2. Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

20	The Investment Company of America

On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the fund’s board of trustees as further described below. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading

The Investment Company of America	21

but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of December 31, 2012 (dollars in thousands):

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks
Energy	$6,134,916	$1,613,368	$—	$7,748,284
Materials	2,136,613	174,993	—	2,311,606
Industrials	5,977,896	154,226	—	6,132,122
Consumer discretionary	6,648,624	267,473	—	6,916,097
Consumer staples	6,330,846	—	—	6,330,846
Health care	5,606,270	642,847	—	6,249,117
Financials	1,803,548	362,272	—	2,165,820
Information technology	7,023,617	581,409	—	7,605,026
Telecommunication services	3,193,144	216,153	—	3,409,297
Utilities	1,118,723	207,808	—	1,326,531
Miscellaneous	799,607	404,758	—	1,204,365
Convertible securities	399,855	71,110	—	470,965
Bonds & notes	—	336,948	—	336,948
Short-term securities	—	5,134,170	—	5,134,170
Total	$47,173,659	$10,167,535	$—	$57,341,194

*	Securities with a market value of $3,180,611,000, which represented 5.56% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

22	The Investment Company of America

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests.

Investing in growth-oriented stocks — Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of adverse political, social, economic or market developments in the countries or regions in which the issuer operates. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2012, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2009 and by state tax authorities for tax years before 2008.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; deferred expenses; net capital losses; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended December 31, 2012, the fund reclassified $7,892,000 from undistributed net realized gain to undistributed net investment income; and $93,000 from undistributed net investment income and $27,369,000 from undistributed net realized gain to capital paid in on shares of beneficial interest to align financial reporting with tax reporting. The fund also utilized capital loss carryforward of $387,836,000.

As of December 31, 2012, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$99,819
Gross unrealized appreciation on investment securities	15,663,705
Gross unrealized depreciation on investment securities	(1,613,568)
Net unrealized appreciation on investment securities	14,050,137
Cost of investment securities	43,291,057

The Investment Company of America	23

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended December 31, 2012			Year ended December 31, 2011
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class A	$1,071,006	$609,471	$1,680,477	$945,530	$—	$945,530
Class B	9,875	7,562	17,437	13,329	—	13,329
Class C	26,640	22,282	48,922	24,855	—	24,855
Class F-1	44,021	25,194	69,215	35,112	—	35,112
Class F-2	18,360	10,625	28,985	14,859	—	14,859
Class 529-A	35,107	21,292	56,399	27,601	—	27,601
Class 529-B	1,300	1,113	2,413	1,534	—	1,534
Class 529-C	5,636	5,099	10,735	4,236	—	4,236
Class 529-E	1,246	841	2,087	983	—	983
Class 529-F-1	881	498	1,379	671	—	671
Class R-1	1,243	1,016	2,259	988	—	988
Class R-2	9,632	8,027	17,659	7,914	—	7,914
Class R-3	15,612	10,228	25,840	13,622	—	13,622
Class R-4	16,637	9,624	26,261	13,842	—	13,842
Class R-5	19,488	9,503	28,991	19,777	—	19,777
Class R-6	74,938	39,416	114,354	59,007	—	59,007
Total	$1,351,622	$781,791	$2,133,413	$1,183,860	$—	$1,183,860

6. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.390% on the first $1 billion of daily net assets and decreasing to 0.219% on such assets in excess of $89 billion. For the year ended December 31, 2012, the investment advisory services fee was $139,056,000, which was equivalent to an annualized rate of 0.242% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted on the following page. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of December 31, 2012, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

24	The Investment Company of America

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The board of trustees approved an amended administrative services agreement with CRMC effective January 1, 2012. Under this agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets to compensate CRMC for providing administrative services. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders.

529 plan services — Each 529 share class is subject to service fees to compensate the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses on the accompanying financial statements. The Commonwealth of Virginia is not considered a related party.

Class-specific expenses under the agreements described above for the year ended December 31, 2012, were as follows (dollars in thousands):

	Distribution	Transfer agent	Administrative	529 plan
Share class	services	services	services	services
Class A	$103,711	$58,225	$4,479	Not applicable
Class B	6,869	911	Not applicable	Not applicable
Class C	17,203	2,244	864	Not applicable
Class F-1	4,753	2,173	953	Not applicable
Class F-2	Not applicable	653	327	Not applicable
Class 529-A	3,311	1,509	752	$1,494
Class 529-B	969	116	49	97
Class 529-C	3,615	398	182	362
Class 529-E	299	41	30	59
Class 529-F-1	—	34	17	34
Class R-1	789	88	39	Not applicable
Class R-2	4,412	2,103	297	Not applicable
Class R-3	3,843	1,362	387	Not applicable
Class R-4	1,731	687	349	Not applicable
Class R-5	Not applicable	375	375	Not applicable
Class R-6	Not applicable	5	1,348	Not applicable
Total class-specific expenses	$151,505	$70,924	$10,448	$2,046

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $1,158,000, shown on the accompanying financial statements, includes $397,000 in current fees (either paid in cash or deferred) and a net increase of $761,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

The Investment Company of America	25

7. Warrants

As of December 31, 2012, the fund had warrants outstanding which may be exercised at any time for the purchase of 818,231 Class A shares at approximately $5.24 per share. If these warrants had been exercised as of December 31, 2012, the net asset value of each share class would have been reduced by less than $0.02 per share. There were 25 warrants exercised during the year ended December 31, 2012, but there were no warrants exercised during the year ended December 31, 2011.

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

			Reinvestments of
	Sales*		dividends and distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2012

Class A	$2,174,749	73,644	$1,615,317	53,779	$(6,701,282)	(226,250)	$(2,911,216)	(98,827)
Class B	7,619	260	17,272	577	(394,365)	(13,507)	(369,474)	(12,670)
Class C	130,503	4,448	47,679	1,596	(516,276)	(17,641)	(338,094)	(11,597)
Class F-1	638,424	21,717	67,835	2,262	(798,017)	(27,302)	(91,758)	(3,323)
Class F-2	237,373	7,947	26,777	892	(166,548)	(5,596)	97,602	3,243
Class 529-A	181,153	6,153	56,376	1,879	(193,436)	(6,533)	44,093	1,499
Class 529-B	1,600	54	2,413	80	(45,368)	(1,550)	(41,355)	(1,416)
Class 529-C	43,544	1,483	10,724	358	(56,394)	(1,913)	(2,126)	(72)
Class 529-E	6,280	214	2,085	70	(8,484)	(287)	(119)	(3)
Class 529-F-1	8,346	282	1,378	46	(7,063)	(239)	2,661	89
Class R-1	15,321	524	2,255	75	(27,662)	(937)	(10,086)	(338)
Class R-2	124,036	4,217	17,641	589	(197,834)	(6,721)	(56,157)	(1,915)
Class R-3	162,790	5,547	25,806	861	(265,357)	(8,976)	(76,761)	(2,568)
Class R-4	153,761	5,196	26,249	875	(208,799)	(7,071)	(28,789)	(1,000)
Class R-5	82,906	2,815	28,957	965	(259,411)	(8,771)	(147,548)	(4,991)
Class R-6	569,190	19,132	114,353	3,808	(423,129)	(14,298)	260,414	8,642
Total net increase (decrease)	$4,537,595	153,633	$2,063,117	68,712	$(10,269,425)	(347,592)	$(3,668,713)	(125,247)

Year ended December 31, 2011

Class A	$2,591,052	92,718	$900,445	32,702	$(7,911,508)	(283,675)	$(4,420,011)	(158,255)
Class B	13,395	481	13,081	475	(580,423)	(20,926)	(553,947)	(19,970)
Class C	154,710	5,562	23,946	876	(547,074)	(19,844)	(368,418)	(13,406)
Class F-1	690,634	24,783	33,781	1,233	(469,661)	(16,930)	254,754	9,086
Class F-2	123,467	4,385	11,412	417	(175,136)	(6,287)	(40,257)	(1,485)
Class 529-A	190,204	6,835	27,593	1,005	(163,462)	(5,894)	54,335	1,946
Class 529-B	2,120	76	1,530	55	(52,467)	(1,896)	(48,817)	(1,765)
Class 529-C	45,157	1,625	4,235	154	(51,698)	(1,871)	(2,306)	(92)
Class 529-E	7,000	253	983	36	(7,539)	(273)	444	16
Class 529-F-1	9,630	343	671	25	(5,879)	(215)	4,422	153
Class R-1	17,478	629	985	36	(19,456)	(700)	(993)	(35)
Class R-2	135,837	4,886	7,908	289	(197,884)	(7,129)	(54,139)	(1,954)
Class R-3	196,980	7,044	13,617	496	(269,855)	(9,708)	(59,258)	(2,168)
Class R-4	178,597	6,386	13,835	504	(187,204)	(6,684)	5,228	206
Class R-5	147,341	5,225	19,748	717	(262,051)	(9,659)	(94,962)	(3,717)
Class R-6	450,260	15,942	58,995	2,147	(283,571)	(10,167)	225,684	7,922
Total net increase (decrease)	$4,953,862	177,173	$1,132,765	41,167	$(11,184,868)	(401,858)	$(5,098,241)	(183,518)

* Includes exchanges between share classes of the fund.

26	The Investment Company of America

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $11,130,245,000 and $17,019,498,000, respectively, during the year ended December 31, 2012.

The Investment Company of America	27

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
			Net gains
			(losses) on									Ratio of	Ratio of	Ratio
	Net asset		securities		Dividends	Distributions	Total					expenses to	expenses to	of net
	value,	Net	(both	Total from	(from net	(from	dividends	Net asset			Net assets,	average net	average net	income
	beginning	investment	realized and	investment	investment	capital	and	value, end	Total		end of period	assets before	assets after	to average
	of period	income	unrealized)	operations	income)	gains)	distributions	of period	return	2,3	(in millions)	waivers	waivers[3]	net assets[3]
Class A:
Year ended 12/31/2012	$27.09	$.60	$3.61	$4.21	$(.72)	$(.42)	$(1.14)	$30.16	15.60%		$44,501	.62%	.62%	2.02%
Year ended 12/31/2011	28.16	.57	(1.06)	(.49)	(.58)	—	(.58)	27.09	(1.76)		42,643	.61	.61	2.05
Year ended 12/31/2010	25.95	.55	2.22	2.77	(.56)	—	(.56)	28.16	10.86		48,789	.61	.61	2.12
Year ended 12/31/2009	20.96	.52	5.04	5.56	(.57)	—	(.57)	25.95	27.18		49,136	.66	.66	2.32
Year ended 12/31/2008	32.95	.63	(11.94)	(11.31)	(.68)	—	(.68)	20.96	(34.74)		43,244	.59	.57	2.25
Class B:
Year ended 12/31/2012	26.99	.37	3.60	3.97	(.48)	(.42)	(.90)	30.06	14.74		552	1.38	1.38	1.25
Year ended 12/31/2011	28.05	.35	(1.06)	(.71)	(.35)	—	(.35)	26.99	(2.53)		838	1.38	1.38	1.27
Year ended 12/31/2010	25.84	.35	2.21	2.56	(.35)	—	(.35)	28.05	10.03		1,431	1.38	1.38	1.36
Year ended 12/31/2009	20.87	.35	5.02	5.37	(.40)	—	(.40)	25.84	26.19		2,017	1.43	1.43	1.57
Year ended 12/31/2008	32.81	.41	(11.89)	(11.4 8)	(.46)	—	(.46)	20.87	(35.25)		2,191	1.36	1.34	1.48
Class C:
Year ended 12/31/2012	26.90	.36	3.59	3.95	(.48)	(.42)	(.90)	29.95	14.70		1,620	1.43	1.43	1.21
Year ended 12/31/2011	27.97	.34	(1.06)	(.72)	(.35)	—	(.35)	26.90	(2.58)		1,767	1.42	1.42	1.24
Year ended 12/31/2010	25.78	.34	2.20	2.54	(.35)	—	(.35)	27.97	9.95		2,212	1.43	1.43	1.31
Year ended 12/31/2009	20.82	.34	5.01	5.35	(.39)	—	(.39)	25.78	26.20		2,243	1.46	1.46	1.53
Year ended 12/31/2008	32.74	.40	(11.86)	(11.46)	(.46)	—	(.46)	20.82	(35.29)		1,974	1.41	1.38	1.44
Class F-1:
Year ended 12/31/2012	27.04	.58	3.62	4.20	(.71)	(.42)	(1.13)	30.11	15.58		1,842	.67	.67	1.98
Year ended 12/31/2011	28.12	.56	(1.07)	(.51)	(.57)	—	(.57)	27.04	(1.84)		1,744	.66	.66	2.01
Year ended 12/31/2010	25.92	.54	2.21	2.75	(.55)	—	(.55)	28.12	10.78		1,558	.66	.66	2.07
Year ended 12/31/2009	20.93	.51	5.05	5.56	(.57)	—	(.57)	25.92	27.21		1,209	.68	.68	2.31
Year ended 12/31/2008	32.91	.62	(11.93)	(11.31)	(.67)	—	(.67)	20.93	(34.77)		1,009	.62	.60	2.23
Class F-2:
Year ended 12/31/2012	27.08	.67	3.61	4.28	(.79)	(.42)	(1.21)	30.15	15.86		770	.40	.40	2.25
Year ended 12/31/2011	28.15	.63	(1.06)	(.43)	(.64)	—	(.64)	27.08	(1.54)		604	.40	.40	2.27
Year ended 12/31/2010	25.95	.61	2.21	2.82	(.62)	—	(.62)	28.15	11.07		669	.39	.39	2.34
Year ended 12/31/2009	20.96	.56	5.06	5.62	(.63)	—	(.63)	25.95	27.50		533	.42	.42	2.37
Period from 8/1/2008 to 12/31/2008[4]	28.53	.26	(7.47)	(7.21)	(.36)	—	(.36)	20.96	(25.39)		83	.17	.16	1.24
Class 529-A:
Year ended 12/31/2012	27.05	.57	3.60	4.17	(.69)	(.42)	(1.11)	30.11	15.47		1,562	.72	.72	1.93
Year ended 12/31/2011	28.12	.55	(1.06)	(.51)	(.56)	—	(.56)	27.05	(1.84)		1,362	.70	.70	1.97
Year ended 12/31/2010	25.92	.53	2.22	2.75	(.55)	—	(.55)	28.12	10.77		1,362	.68	.68	2.05
Year ended 12/31/2009	20.93	.50	5.04	5.54	(.55)	—	(.55)	25.92	27.12		1,173	.73	.73	2.24
Year ended 12/31/2008	32.91	.60	(11.92)	(11.32)	(.66)	—	(.66)	20.93	(34.79)		898	.67	.65	2.19
Class 529-B:
Year ended 12/31/2012	27.00	.33	3.60	3.93	(.44)	(.42)	(.86)	30.07	14.58		81	1.52	1.52	1.12
Year ended 12/31/2011	28.06	.32	(1.05)	(.73)	(.33)	—	(.33)	27.00	(2.63)		111	1.50	1.50	1.16
Year ended 12/31/2010	25.86	.33	2.20	2.53	(.33)	—	(.33)	28.06	9.87		165	1.48	1.48	1.26
Year ended 12/31/2009	20.89	.32	5.03	5.35	(.38)	—	(.38)	25.86	26.07		201	1.53	1.53	1.45
Year ended 12/31/2008	32.83	.38	(11.88)	(11.50)	(.44)	—	(.44)	20.89	(35.29)		169	1.47	1.45	1.38
Class 529-C:
Year ended 12/31/2012	26.99	.34	3.59	3.93	(.46)	(.42)	(.88)	30.04	14.59		372	1.50	1.50	1.14
Year ended 12/31/2011	28.06	.33	(1.06)	(.73)	(.34)	—	(.34)	26.99	(2.62)		336	1.49	1.49	1.18
Year ended 12/31/2010	25.86	.33	2.21	2.54	(.34)	—	(.34)	28.06	9.91		352	1.47	1.47	1.26
Year ended 12/31/2009	20.89	.32	5.03	5.35	(.38)	—	(.38)	25.86	26.09		321	1.52	1.52	1.45
Year ended 12/31/2008	32.84	.38	(11.89)	(11.51)	(.44)	—	(.44)	20.89	(35.31)		249	1.46	1.44	1.39
Class 529-E:
Year ended 12/31/2012	26.99	.49	3.61	4.10	(.62)	(.42)	(1.04)	30.05	15.23		61	.97	.97	1.68
Year ended 12/31/2011	28.07	.47	(1.07)	(.60)	(.48)	—	(.48)	26.99	(2.15)		55	.97	.97	1.70
Year ended 12/31/2010	25.87	.46	2.21	2.67	(.47)	—	(.47)	28.07	10.46		57	.97	.97	1.76
Year ended 12/31/2009	20.89	.43	5.04	5.47	(.49)	—	(.49)	25.87	26.77		51	1.02	1.02	1.96
Year ended 12/31/2008	32.85	.52	(11.90)	(11.38)	(.58)	—	(.58)	20.89	(34.98)		38	.96	.94	1.90

28	The Investment Company of America

Income (loss) from investment operations[1]	Dividends and distributions
Net gains
(losses) on	Ratio of	Ratio of	Ratio
Net asset	securities	Dividends	Distributions	Total	expenses to	expenses to	of net
value,	Net	(both	Total from	(from net	(from	dividends	Net asset	Net assets,	average net	average net	income
beginning	investment	realized and	investment	investment	capital	and	value, end	Total	end of period	assets before	assets after	to average
of period	income	unrealized)	operations	income)	gains)	distributions	of period	return	3	(in millions)	waivers	waivers[3]	net assets[3]
Class 529-F-1:
Year ended 12/31/2012	$27.03	$.63	$3.61	$4.24	$(.76)	$(.42)	$(1.18)	$30.09	15.74%	$37	.50%	.50%	2.15%
Year ended 12/31/2011	28.10	.61	(1.06)	(.45)	(.62)	—	(.62)	27.03	(1.62)	31	.49	.49	2.19
Year ended 12/31/2010	25.90	.59	2.21	2.80	(.60)	—	(.60)	28.10	11.00	28	.47	.47	2.26
Year ended 12/31/2009	20.92	.55	5.03	5.58	(.60)	—	(.60)	25.90	27.37	22	.52	.52	2.44
Year ended 12/31/2008	32.90	.66	(11.92)	(11.26)	(.72)	—	(.72)	20.92	(34.66)	15	.46	.44	2.40
Class R-1:
Year ended 12/31/2012	26.95	.36	3.60	3.96	(.48)	(.42)	(.90)	30.01	14.74	73	1.41	1.41	1.23
Year ended 12/31/2011	28.02	.35	(1.06)	(.71)	(.36)	—	(.36)	26.95	(2.55)	74	1.41	1.41	1.25
Year ended 12/31/2010	25.83	.35	2.20	2.55	(.36)	—	(.36)	28.02	9.96	78	1.41	1.41	1.32
Year ended 12/31/2009	20.87	.34	5.02	5.36	(.40)	—	(.40)	25.83	26.18	66	1.44	1.44	1.52
Year ended 12/31/2008	32.81	.40	(11.88)	(11.48)	(.46)	—	(.46)	20.87	(35.25)	45	1.39	1.36	1.48
Class R-2:
Year ended 12/31/2012	26.98	.37	3.59	3.96	(.49)	(.42)	(.91)	30.03	14.70	584	1.40	1.40	1.25
Year ended 12/31/2011	28.05	.35	(1.06)	(.71)	(.36)	—	(.36)	26.98	(2.55)	577	1.41	1.41	1.25
Year ended 12/31/2010	25.85	.34	2.21	2.55	(.35)	—	(.35)	28.05	9.96	654	1.44	1.44	1.30
Year ended 12/31/2009	20.88	.32	5.03	5.35	(.38)	—	(.38)	25.85	26.08	621	1.52	1.52	1.45
Year ended 12/31/2008	32.83	.38	(11.89)	(11.51)	(.44)	—	(.44)	20.88	(35.33)	468	1.48	1.46	1.37
Class R-3:
Year ended 12/31/2012	27.03	.49	3.60	4.09	(.61)	(.42)	(1.03)	30.09	15.19	743	.98	.98	1.67
Year ended 12/31/2011	28.10	.47	(1.06)	(.59)	(.48)	—	(.48)	27.03	(2.11)	737	.97	.97	1.70
Year ended 12/31/2010	25.90	.46	2.21	2.67	(.47)	—	(.47)	28.10	10.45	827	.97	.97	1.77
Year ended 12/31/2009	20.92	.44	5.04	5.48	(.50)	—	(.50)	25.90	26.76	768	1.00	1.00	1.97
Year ended 12/31/2008	32.88	.53	(11.90)	(11.37)	(.59)	—	(.59)	20.92	(34.94)	568	.92	.90	1.91
Class R-4:
Year ended 12/31/2012	27.04	.59	3.61	4.20	(.71)	(.42)	(1.13)	30.11	15.60	705	.65	.65	2.00
Year ended 12/31/2011	28.12	.56	(1.07)	(.51)	(.57)	—	(.57)	27.04	(1.83)	660	.65	.65	2.02
Year ended 12/31/2010	25.91	.54	2.22	2.76	(.55)	—	(.55)	28.12	10.82	681	.65	.65	2.08
Year ended 12/31/2009	20.93	.50	5.05	5.55	(.57)	—	(.57)	25.91	27.16	624	.68	.68	2.21
Year ended 12/31/2008	32.90	.61	(11.91)	(11.30)	(.67)	—	(.67)	20.93	(34.78)	304	.65	.62	2.21
Class R-5:
Year ended 12/31/2012	27.08	.68	3.61	4.29	(.80)	(.42)	(1.22)	30.15	15.92	697	.35	.35	2.28
Year ended 12/31/2011	28.15	.65	(1.07)	(.42)	(.65)	—	(.65)	27.08	(1.50)	761	.35	.35	2.31
Year ended 12/31/2010	25.94	.61	2.23	2.84	(.63)	—	(.63)	28.15	11.14	895	.35	.35	2.33
Year ended 12/31/2009	20.95	.58	5.04	5.62	(.63)	—	(.63)	25.94	27.57	2,123	.38	.38	2.62
Year ended 12/31/2008	32.95	.69	(11.94)	(11.25)	(.75)	—	(.75)	20.95	(34.60)	1,861	.35	.33	2.52
Class R-6:
Year ended 12/31/2012	27.08	.69	3.62	4.31	(.82)	(.42)	(1.24)	30.15	15.98	2,995	.30	.30	2.34
Year ended 12/31/2011	28.15	.66	(1.06)	(.40)	(.67)	—	(.67)	27.08	(1.45)	2,456	.30	.30	2.37
Year ended 12/31/2010	25.95	.63	2.21	2.84	(.64)	—	(.64)	28.15	11.16	2,330	.30	.30	2.45
Period from 5/1/2009 to 12/31/2009[4]	20.70	.40	5.30	5.70	(.45)	—	(.45)	25.95	27.76	534	.33	5.33	5	2.52	5

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	21%	28%	23%	28%	31%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services.
[4]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[5]	Annualized.

See Notes to Financial Statements

The Investment Company of America	29

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of The Investment Company of America:

We have audited the accompanying statement of assets and liabilities of The Investment Company of America (the “Fund”), including the summary investment portfolio, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 2009 were audited by other auditors whose report, dated February 8, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Investment Company of America as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
February 6, 2013

30	The Investment Company of America

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2012:

Long-term capital gains	$781,791,000
Qualified dividend income	100%
Corporate dividends received deduction	100%
U.S. government income that may be exempt from state taxation	$5,407,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2013, to determine the calendar year amounts to be included on their 2012 tax returns. Shareholders should consult their tax advisers.

The Investment Company of America	31

Expense example	unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2012, through December 31, 2012).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

32	The Investment Company of America

	Beginning account value	Ending account value	Expenses paid	Annualized
	7/1/2012	12/31/2012	during period*	expense ratio
Class A — actual return	$1,000.00	$1,066.58	$3.17	.61%
Class A — assumed 5% return	1,000.00	1,022.07	3.10	.61
Class B — actual return	1,000.00	1,062.59	7.10	1.37
Class B — assumed 5% return	1,000.00	1,018.25	6.95	1.37
Class C — actual return	1,000.00	1,062.03	7.36	1.42
Class C — assumed 5% return	1,000.00	1,018.00	7.20	1.42
Class F-1 — actual return	1,000.00	1,066.04	3.43	.66
Class F-1 — assumed 5% return	1,000.00	1,021.82	3.35	.66
Class F-2 — actual return	1,000.00	1,067.76	2.08	.40
Class F-2 — assumed 5% return	1,000.00	1,023.13	2.03	.40
Class 529-A — actual return	1,000.00	1,065.83	3.69	.71
Class 529-A — assumed 5% return	1,000.00	1,021.57	3.61	.71
Class 529-B — actual return	1,000.00	1,061.89	7.77	1.50
Class 529-B — assumed 5% return	1,000.00	1,017.60	7.61	1.50
Class 529-C — actual return	1,000.00	1,061.88	7.77	1.50
Class 529-C — assumed 5% return	1,000.00	1,017.60	7.61	1.50
Class 529-E — actual return	1,000.00	1,064.67	4.98	.96
Class 529-E — assumed 5% return	1,000.00	1,020.31	4.88	.96
Class 529-F-1 — actual return	1,000.00	1,066.99	2.55	.49
Class 529-F-1 — assumed 5% return	1,000.00	1,022.67	2.49	.49
Class R-1 — actual return	1,000.00	1,062.29	7.31	1.41
Class R-1 — assumed 5% return	1,000.00	1,018.05	7.15	1.41
Class R-2 — actual return	1,000.00	1,062.43	7.26	1.40
Class R-2 — assumed 5% return	1,000.00	1,018.10	7.10	1.40
Class R-3 — actual return	1,000.00	1,064.86	5.09	.98
Class R-3 — assumed 5% return	1,000.00	1,020.21	4.98	.98
Class R-4 — actual return	1,000.00	1,066.53	3.38	.65
Class R-4 — assumed 5% return	1,000.00	1,021.87	3.30	.65
Class R-5 — actual return	1,000.00	1,068.00	1.82	.35
Class R-5 — assumed 5% return	1,000.00	1,023.38	1.78	.35
Class R-6 — actual return	1,000.00	1,068.27	1.56	.30
Class R-6 — assumed 5% return	1,000.00	1,023.63	1.53	.30
*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 366 (to reflect the one-half year period).

The Investment Company of America	33

Board of trustees and other officers

“Independent” trustees1

Name and age	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex[3] overseen by trustee	Other directorships[4] held by trustee
Louise H. Bryson, 68	1999	Chair Emerita of the Board of Trustees, J. Paul Getty Trust; former President, Distribution, Lifetime Entertainment Network; former Executive Vice President and General Manager, Lifetime Movie Network	7	None
Mary Anne Dolan, 65 Chairman of the Board (Independent and Non-Executive)	2000	Founder and President, MAD Ink (communications company)	10	None
James G. Ellis, 66	2008	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	65	Quiksilver, Inc.
Leonard R. Fuller, 66	2002	President and CEO, Fuller Consulting (financial management consulting firm)	65	None
William D. Jones, 57	2010	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in selected urban communities) and City Scene Management Company (provides commercial asset and property management services)	7	Sempra Energy
L. Daniel Jorndt, 71	2006	Retired	4	None
William H. Kling, 70	2010	President Emeritus, American Public Media	10	None
John C. Mazziotta, M.D., Ph.D., 63	2011	Physician; Chair, Department of Neurology, University of California at Los Angeles; Associate Director, Semel Institute, UCLA; Director, Brain Mapping Center, UCLA	4	None
Bailey Morris-Eck, 68	1993	Director and Programming Chair, WYPR Baltimore/ Washington (public radio station); Senior Adviser, Financial News (London); Senior Fellow, Institute for International Economics	4	None
Steven B. Sample, Ph.D., 72	2010	President Emeritus, University of Southern California	4	Intermec, Inc.

John G. McDonald, a trustee of the fund since 1976, has retired from the board. The trustees thank Prof. McDonald for his dedication and service to the fund.

“Interested” trustees5,6

Name, age and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex[3] overseen by trustee	Other directorships[4] held by trustee
James B. Lovelace, 56 Vice Chairman of the Board	1994	Senior Vice President — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company	2	None
Donald D. O’Neal, 52 President	1994	Senior Vice President — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company	21	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at 800/421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

34	The Investment Company of America

Other officers6

Name, age and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Joyce E. Gordon, 56 Senior Vice President	1998	Senior Vice President — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]
Paul F. Roye, 59 Senior Vice President	2008	Senior Vice President — Fund Business Management Group, Capital Research and Management Company; Director, American Funds Service Company;[7] former Director, Division of Investment Management, United States Securities and Exchange Commission
Christopher D. Buchbinder, 41 Vice President	2010	Senior Vice President — Capital Research Global Investors, Capital Research Company[7]
Herbert Y. Poon, 40 Vice President	2012	Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company
Jessica Chase Spaly, 36 Vice President	2010	Vice President — Capital Research Global Investors, Capital Research Company;[7] Director, Capital Research Company[7]
Vincent P. Corti, 56 Secretary	1994	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian D. Bullard, 43 Treasurer	2008	Senior Vice President — Fund Business Management Group, Capital Research and Management Company; former Chief Accountant — Division of Investment Management, United States Securities and Exchange Commission
Raymond F. Sullivan, Jr., 55 Assistant Secretary	2008	Vice President — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 61 Assistant Treasurer	2011	Vice President — Fund Business Management Group, Capital Research and Management Company
Ari M. Vinocor, 38 Assistant Treasurer	2010	Vice President — Fund Business Management Group, Capital Research and Management Company

[1]	The term “independent” trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund are elected on an annual basis.
[3]	Capital Research and Management Company manages the American Funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 19 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs; American Funds Portfolio Series,SM which is composed of eight funds; and American Funds College Target Date Series,SM which is composed of seven funds.
[4]	This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	“Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the officers listed, with the exception of Jessica Chase Spaly, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

The Investment Company of America	35

Offices

Offices of the fund and of the investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

6455 Irvine Center Drive

Irvine, CA 92618

Transfer agent for shareholder accounts

American Funds Service Company

(Write to the address near you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank

270 Park Avenue

New York, NY 10017-2070

Counsel

O’Melveny & Myers LLP

400 South Hope Street

Los Angeles, CA 90071-2899

Independent registered public accounting firm

Deloitte & Touche LLP

695 Town Center Drive

Suite 1200

Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

36	The Investment Company of America

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete December 31, 2012, portfolio of The Investment Company of America’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

The Investment Company of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of The Investment Company of America, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2013, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The right choice for the long term®

The American Funds difference

Since 1931, American Funds has helped investors pursue long-term investment success. Our consistent approach — in combination with a proven system — has resulted in a superior long-term track record.

Consistent approach.

We base our decisions on a long-term perspective because we believe it is the best way to achieve superior long-term investment results. Our portfolio counselors average 25 years of investment experience, including 20 years at our company, reflecting a career commitment to our long-term approach.[1]

Proven system

Our system combines individual accountability with teamwork. Each fund is divided into portions that are managed by investment professionals with varied backgrounds, ages and investment styles. An extensive global research effort is the backbone of our system.

Superior long-term track record

Our equity funds have beaten their Lipper peer indexes in 90% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 58% of 10-year periods and 63% of 20-year periods.[2] Our fund management fees have been among the lowest in the industry.[3]

1	As of 12/31/12.
2	Based on Class A share results for periods through 12/31/12. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date.
3	Based on management fees for the 20-year period ended 12/31/12 versus comparable Lipper categories, excluding funds of funds.

American Funds span a range of investment objectives
▪	Growth funds
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World Fund®
Smallcap World Fund®
▪	Growth-and-income funds
American Mutual Fund®
Capital World Growth and Income Fund®
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM
▪	Equity-income funds
Capital Income Builder®
The Income Fund of America®
▪	Balanced funds
American Balanced Fund®
American Funds Global Balanced FundSM
▪	Bond funds
American Funds Mortgage Fund®
American High-Income Trust®
The Bond Fund of America®
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of America®
U.S. Government Securities Fund®
▪	Tax-exempt bond funds
American Funds Short-Term Tax-Exempt Bond Fund®
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of America®
The Tax-Exempt Bond Fund of America®
▪	State-specific tax-exempt funds
American Funds Tax-Exempt Fund of New York®
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®
▪	Money market fund
American Funds Money Market Fund®
▪	American Funds Portfolio SeriesSM
American Funds Global Growth PortfolioSM
American Funds Growth PortfolioSM
American Funds Growth and Income PortfolioSM
American Funds Balanced PortfolioSM
American Funds Income PortfolioSM
American Funds Tax-Advantaged Income PortfolioSM
American Funds Preservation PortfolioSM
American Funds Tax-Exempt Preservation PortfolioSM
▪	American Funds Target Date Retirement Series®
▪	American Funds College Target Date SeriesSM

The Capital Group Companies
American Funds	Capital Research and Management	Capital International	Capital Guardian	Capital Bank and Trust

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that James G. Ellis, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2011	$87,000
2012	$89,000

b) Audit-Related Fees:
2011	$19,000
2012	$19,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2011	$7,000
2012	$7,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:
2011	None
2012	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2011	$911,000
2012	$1,055,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2011	$43,000
2012	$34,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2011	$4,000
2012	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,608,000 for fiscal year 2011 and $1,587,000 for fiscal year 2012. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

The Investment Company of America®

Investment portfolio

December 31, 2012

		Value
Common stocks — 89.87%	Shares	(000)

ENERGY — 13.55%
Apache Corp.	4,870,000	$ 382,295
Baker Hughes Inc.	12,821,000	523,610
BP PLC[1]	136,457,810	945,484
BP PLC (ADR)	3,676,953	153,108
Canadian Natural Resources, Ltd.	4,165,000	119,921
Chevron Corp.	7,980,000	862,957
ConocoPhillips	11,925,000	691,531
Devon Energy Corp.	4,305,000	224,032
Diamond Offshore Drilling, Inc.	1,000,000	67,960
Eni SpA[1]	3,348,000	82,594
EOG Resources, Inc.	4,232,200	511,207
Halliburton Co.	8,625,000	299,201
Kinder Morgan, Inc.	5,700,000	201,381
Royal Dutch Shell PLC, Class A (ADR)	11,923,700	822,139
Royal Dutch Shell PLC, Class B1	12,150,000	430,017
Royal Dutch Shell PLC, Class B (ADR)	2,975,498	210,933
Schlumberger Ltd.	15,364,999	1,064,641
TOTAL SA1	3,000,000	155,273
		7,748,284

MATERIALS — 4.04%
ArcelorMittal[1]	7,540,000	130,525
Barrick Gold Corp.	2,489,100	87,143
Dow Chemical Co.	42,502,000	1,373,665
International Flavors & Fragrances Inc.	3,006,500	200,053
POSCO[1]	136,000	44,468
Praxair, Inc.	3,439,500	376,453
United States Steel Corp.	4,160,000	99,299
		2,311,606

INDUSTRIALS — 10.72%
CSX Corp.	35,337,748	697,214
Danaher Corp.	3,800,000	212,420
Deere & Co.	2,800,000	241,976
Emerson Electric Co.	2,130,000	112,805
European Aeronautic Defence and Space Co. EADS NV1	3,935,000	154,226
FedEx Corp.	604,172	55,415
General Dynamics Corp.	14,042,800	972,745
General Electric Co.	21,875,000	459,156
Illinois Tool Works Inc.	6,400,000	389,184
Lockheed Martin Corp.	2,790,820	257,565
Masco Corp.[2]	22,329,069	372,002
R.R. Donnelley & Sons Co.[2]	10,135,000	91,215
Textron Inc.	5,038,800	124,912
Union Pacific Corp.	3,193,900	401,537
United Continental Holdings, Inc.[3]	8,450,000	197,561
United Parcel Service, Inc., Class B	5,365,000	$ 395,561
United Technologies Corp.	6,961,852	570,941
Waste Management, Inc.	12,616,700	425,687
		6,132,122

CONSUMER DISCRETIONARY — 12.09%
Amazon.com, Inc.[3]	2,885,000	724,539
Comcast Corp., Class A	9,273,400	346,640
Comcast Corp., Class A, special nonvoting shares	7,000,000	251,650
Daimler AG1	960,000	52,459
DIRECTV[3]	2,500,000	125,400
Ford Motor Co.	9,500,000	123,025
General Motors Co.[3]	35,490,500	1,023,191
Harley-Davidson, Inc.	2,650,000	129,426
Home Depot, Inc.	19,942,100	1,233,419
Johnson Controls, Inc.	11,898,000	365,269
Kohl’s Corp.	4,244,000	182,407
Las Vegas Sands Corp.	3,430,000	158,329
McDonald’s Corp.	2,000,000	176,420
News Corp., Class A	14,500,000	370,330
NIKE, Inc., Class B	7,156,200	369,260
Nissan Motor Co., Ltd.[1]	18,365,000	174,310
Nordstrom, Inc.	1,500,000	80,250
Time Warner Cable Inc.	4,362,727	424,014
Time Warner Inc.	8,604,000	411,529
WPP PLC[1]	2,800,000	40,704
Wynn Resorts, Ltd.	1,364,800	153,526
		6,916,097

CONSUMER STAPLES — 11.07%
Altria Group, Inc.	33,780,000	1,061,368
Avon Products, Inc.	3,000,000	43,080
Coca-Cola Co.	13,606,600	493,239
ConAgra Foods, Inc.	5,521,100	162,872
CVS/Caremark Corp.	10,450,000	505,258
General Mills, Inc.	3,920,000	158,407
Hillshire Brands Co.	1,000,000	28,140
Kellogg Co.	3,903,268	217,998
Kimberly-Clark Corp.	1,500,000	126,645
Kraft Foods Group, Inc.	6,124,722	278,491
Lorillard, Inc.	1,773,000	206,856
Molson Coors Brewing Co., Class B	512,708	21,939
Mondelez International, Inc.	16,090,000	409,812
PepsiCo, Inc.	5,220,000	357,205
Philip Morris International Inc.	26,354,572	2,204,296
Reynolds American Inc.	1,333,332	55,240
		6,330,846

HEALTH CARE — 10.92%
Abbott Laboratories	20,103,038	1,316,753
Aetna Inc.	8,763,000	405,727
Alexion Pharmaceuticals, Inc.[3]	2,350,000	220,454
Allergan, Inc.	625,000	57,331
Amgen Inc.	16,225,000	1,400,542
Bayer AG1	1,931,500	183,420
Gilead Sciences, Inc.[3]	17,149,300	1,259,616
GlaxoSmithKline PLC[1]	6,000,000	130,270
Johnson & Johnson	600,000	42,060
Medtronic, Inc.	3,562,500	146,134
Merck & Co., Inc.	2,800,000	114,632
Novartis AG1	5,199,000	$ 329,157
Novartis AG (ADR)	921,556	58,334
Pfizer Inc	4,025,000	100,947
St. Jude Medical, Inc.	5,798,479	209,557
UnitedHealth Group Inc.	5,055,000	274,183
		6,249,117

FINANCIALS — 3.79%
Aon PLC, Class A	8,975,000	499,010
Capital One Financial Corp.	6,500,000	376,545
Citigroup Inc.	5,310,455	210,082
Credit Suisse Group AG1	7,239,400	181,646
HSBC Holdings PLC (United Kingdom)[1]	4,869,240	51,501
HSBC Holdings PLC (ADR)	1,529,416	81,166
JPMorgan Chase & Co.	10,330,000	454,210
Prudential Financial, Inc.	1,500,000	79,995
Société Générale[1,3]	3,432,877	129,125
Wells Fargo & Co.	3,000,000	102,540
		2,165,820

INFORMATION TECHNOLOGY — 13.30%
Accenture PLC, Class A	2,850,000	189,525
Adobe Systems Inc.[3]	3,130,000	117,938
Apple Inc.	1,290,000	687,609
Automatic Data Processing, Inc.	4,023,043	229,354
Broadcom Corp., Class A	2,200,000	73,062
Corning Inc.	4,500,000	56,790
Flextronics International Ltd.[3]	7,500,000	46,575
Google Inc., Class A3	486,200	344,896
Hewlett-Packard Co.	37,500,000	534,375
Intel Corp.	16,840,000	347,409
International Business Machines Corp.	1,624,741	311,219
KLA-Tencor Corp.	6,276,900	299,785
Linear Technology Corp.	4,100,000	140,630
Maxim Integrated Products, Inc.	2,757,700	81,076
Microsoft Corp.	56,520,500	1,510,793
Nokia Corp.[1]	27,125,000	106,672
Nokia Corp. (ADR)	5,652,400	22,327
Oracle Corp.	33,835,000	1,127,382
Samsung Electronics Co. Ltd.[1]	331,700	474,737
Texas Instruments Inc.	24,825,000	768,085
Xilinx, Inc.	3,754,500	134,787
		7,605,026

TELECOMMUNICATION SERVICES — 5.96%
AT&T Inc.	34,203,000	1,152,983
CenturyLink, Inc.	8,763,600	342,832
Sprint Nextel Corp., Series 1[3]	141,042,400	799,710
Verizon Communications Inc.	20,744,600	897,619
Vodafone Group PLC[1]	85,950,000	216,153
		3,409,297

UTILITIES — 2.32%
Dominion Resources, Inc.	9,403,824	487,118
Exelon Corp.	5,120,600	152,287
FirstEnergy Corp.	4,443,500	185,561
GDF SUEZ[1]	10,085,861	207,808
NextEra Energy, Inc.	300,000	20,757
PG&E Corp.	2,225,000	89,400
Public Service Enterprise Group Inc.	6,000,000	183,600
		1,326,531

		Value
Common stocks		(000)

MISCELLANEOUS — 2.11%
Other common stocks in initial period of acquisition[4]		$ 1,204,365

Total common stocks (cost: $37,393,054,000)		51,399,111

	Shares or
Convertible securities — 0.82%	principal amount

MATERIALS — 0.09%
ArcelorMittal 5.00% convertible debenture 2014	$48,620,000	50,778

CONSUMER DISCRETIONARY — 0.70%
General Motors Co., Series B, 4.75% convertible preferred 2013	9,060,850	399,855

FINANCIALS — 0.03%
Credit Suisse Group AG 4.00% convertible notes 2013	CHF13,569,000	20,332

Total convertible securities (cost: $491,702,000)		470,965

	Principal amount
Bonds & notes — 0.59%	(000)

FINANCIALS — 0.13%
JPMorgan Chase & Co., Series I, junior subordinated 7.90% (undated)[5]	$ 62,936	71,562

TELECOMMUNICATION SERVICES — 0.46%
Sprint Capital Corp. 6.90% 2019	17,200	18,834
Sprint Nextel Corp. 11.50% 2021	101,775	138,796
Sprint Nextel Corp. 8.375% 2017	7,825	9,136
Sprint Nextel Corp. 9.125% 2017	83,400	98,620
		265,386

Total bonds & notes (cost: $271,138,000)		336,948

Short-term securities — 8.98%

Chariot Funding, LLC 0.21% due 3/4–3/19/2013[6]	39,400	39,390
Jupiter Securitization Co., LLC 0.19%–0.21% due 1/15–3/21/2013[6]	75,800	75,789
Coca-Cola Co. 0.16%–0.24% due 1/17–2/8/2013[6]	129,346	129,334
Fannie Mae 0.125%–0.18% due 1/2–10/1/2013	1,286,193	1,285,967
Federal Farm Credit Banks 0.14%–0.22% due 2/25–11/21/2013	722,600	722,013
Federal Home Loan Bank 0.11%–0.22% due 1/8–9/12/2013	811,000	810,807
Freddie Mac 0.10%–0.22% due 1/7–7/8/2013	1,173,505	1,173,296
John Deere Credit Ltd. 0.19% due 2/22/2013[6]	52,000	51,985
National Rural Utilities Cooperative Finance Corp. 0.15% due 1/8/2013	5,000	5,000
Paccar Financial Corp. 0.17% due 3/4/2013	32,100	32,086
Private Export Funding Corp. 0.18%–0.29% due 2/15–6/18/2013[6]	92,600	92,546
Procter & Gamble Co. 0.15% due 1/10–1/25/2013[6]	107,000	106,996
Regents of the University of California 0.18% due 1/24/2013	31,673	31,669
U.S. Treasury Bills 0.135%–0.193% due 1/24–9/19/2013	458,900	458,700
Variable Funding Capital Corp. 0.17% due 1/23/2013[6]	18,200	18,198
Wal-Mart Stores, Inc. 0.10% due 1/22–1/24/2013[6]	100,400	100,394

Total short-term securities (cost: $5,133,157,000)		5,134,170
		Value
		(000)

Total investment securities (cost: $43,289,051,000)		$57,341,194
Other assets less liabilities		(146,250)

Net assets		$57,194,944

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

1Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $4,625,307,000, which represented 8.09% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

2Represents an affiliated company as defined under the Investment Company Act of 1940.

3Security did not produce income during the last 12 months.

4Includes a security that has been authorized but not yet issued.

5Coupon rate may change periodically.

6Acquired in a transaction exempt from registration under section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $614,632,000, which represented 1.07% of the net assets of the fund.

Key to abbreviations

ADR = American Depositary Receipts

CHF = Swiss francs

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-4225 or visit the American Funds website at americanfunds.com.

MFGEFPX-004-0213O-S32826

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of

The Investment Company of America:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of The Investment Company of America (the “Fund”) as of December 31, 2012, and for the year then ended and have issued our report thereon dated February 6, 2013, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Fund’s investment portfolio (the “Schedule”) as of December 31, 2012, appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Fund’s management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California

February 6, 2013

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE INVESTMENT COMPANY OF AMERICA

By /s/ James B. Lovelace
James B. Lovelace, Vice Chairman and Principal Executive Officer

Date: February 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ James B. Lovelace
James B. Lovelace, Vice Chairman and Principal Executive Officer

Date: February 28, 2013

By /s/ Brian D. Bullard
Brian D. Bullard, Treasurer and Principal Financial Officer

Date: February 28, 2013